Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVA and

Ameritas Life Insurance Corp. Separate Account LLVL

Supplement to:

Ameritas Advisor No-Load VA

and Ameritas Advisor ClearEdge VUL

Prospectuses Dated May 1, 2026

Supplement Dated August 18, 2026

The board of trustees of Vanguard Variable Insurance Funds has approved the renaming of Vanguard Variable Insurance Funds Mid-Cap Index Portfolio (the “Portfolio”) to Vanguard Variable Insurance Funds Morningstar Mid-Cap Index Portfolio, effective July 29, 2026.

Accordingly, effective July 29, 2026, the underlying portfolio impacted by this change to your available variable investment options for your Policy is as follows:

Type / Investment Objective	Portfolio Company and Adviser / Subadviser(s)	Current Expenses	Average Annual Total Returns as of 12/31/2025
			1 year	5 year	10 year
Seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.	Vanguard® Morningstar Mid-Cap Index Portfolio [5] Vanguard Strategic Equity Index Management	0.17%	11.54%	8.46%	10.77%

5	Vanguard is a trademark of The Vanguard Group, Inc.

All other provisions of your Policy remain as stated in your Policy and prospectus as supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-255-9678.

PF 941 08-26